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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 13, 2000


                              STARBASE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-25612                    33-0567363
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(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)               File No.)               Identification No.)


4 Hutton Centre Drive, Suite 800 Santa Ana, CA                   92707-8713
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(Address of Principal Executive Offices)                         (Zip Code)


        Registrant's telephone number, including area code (714) 445-4400


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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               This Amendment No. 1 to the Current Report on Form 8-K for
StarBase Corporation ("StarBase") is being filed to provide the financial statements and Pro Forma financial information required by Item 7.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               The following financial statements and pro forma information are filed as part of this report.

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                                                                                  Page
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
        (a) Financial Statement of Business Acquired. ObjectShare, Inc.

            Report of Independent Auditors (Ernst & Young LLP) (Exhibit 99.1)       **

            Condensed Consolidated Balance Sheets as of December 31, 1999, March
            31, 1999 and 1998 (Exhibit 99.1)                                        **

            Condensed Consolidated Statements of Operations for the nine months ended December 31, 1999 and 1998 and for the years ended March 31,
            1999 and 1998 (Exhibit 99.1)                                            **

            Condensed Consolidated Statements of Comprehensive Income (Loss) for
            the nine months ended December 31, 1999 and 1998 and for the years
            ended March 31, 1999 and 1998 (Exhibit 99.1)                            **

            Condensed Consolidated Statements of Cash Flows for the nine months ended December 31, 1999 and 1998 and for the years ended March 31,
            1999 and 1998 (Exhibit 99.1)                                            **

            Consolidated Statements of Stockholders' Equity for the nine months ended December 31, 1999 and for the years ended March 31, 1999 and
            1998 (Exhibit 99.1)                                                     **

            Notes to Condensed Consolidated Financial Statements (Exhibit 99.1)     **

        (b) Pro Forma Financial Information. StarBase Corporation, ObjectShare,
            Inc., and Premia Corporation (on a consolidated basis)

            Unaudited Pro Forma Information (Exhibit 99.2)                           1

            Unaudited Pro Forma Balance Sheet as of December 31, 1999
            (Exhibit 99.2)                                                           2

            Unaudited Pro Forma Statement of Operations for the nine months
            ended December 31, 1999 (Exhibit 99.2)                                   3

            Unaudited Pro Forma Statement of Operations for the year ended March
            31, 1999 (Exhibit 99.2)                                                  4

            Notes to the Unaudited Pro Forma Financial Statements (Exhibit 99.2)     5

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** Incorporated by reference to Appendix C of the Company's Registration
   Statement on Form S-4 (file no. 333-60230).

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(c)      Exhibits.

           *2.1 Agreement and Plan of Merger dated as of November 7, 1999 by and among the Company, Subsidiary, and ObjectShare.

           *4.1 Form of Stock Option Agreement dated as of April 13, 2000 between the Company and each of Eugene L. Goda and James H. Smith.

           *4.2      Lock Up Agreement dated as of April 13, 2000 from James H.
                     Smith.

           23.1      Consent of Ernst & Young LLP, independent auditors

         **99.1      Financial Statements of Business Acquired

           99.2      Pro Forma Financial Information

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*   Incorporated by reference to the same Exhibit number of the Company's
    Registration Statement on Form S-4 (file no. 333-60230).

** Incorporated by reference to Appendix C of the Company's Registration Statement on Form S-4 (file no. 333-60230).


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                                   SIGNATURES

        Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2000

                                             STARBASE CORPORATION


                                             By: /s/ Douglas S. Norman
                                                 -------------------------------
                                                     Douglas S. Norman
                                                     Chief Financial Officer



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                                  EXHIBIT INDEX

  Exhibit
  Number      Description
  -------     -----------

   *2.1 Agreement and Plan of Merger dated as of November 7, 1999 by and among the Company, Subsidiary, and ObjectShare.

   *4.1 Form of Stock Option Agreement dated as of April 13, 2000 between the Company and each of Eugene L. Goda and James H. Smith.

   *4.2       Lock Up Agreement dated as of April 13, 2000 from James H. Smith.

   23.1       Consent of Ernst & Young LLP, independent auditors

 **99.1       Financial Statements of Business Acquired

   99.2       Pro Forma Financial Information

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*   Incorporated by reference to the same Exhibit number of the Company's
    Registration Statement on Form S-4 (file no. 333-60230).

** Incorporated by reference to Appendix C of the Company's Registration Statement on Form S-4 (file no. 333-60230).